SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: August 8, 2002



                            CompleTel Europe N.V.
              (Exact Name of Registrant as Specified in Charter)


        The Netherlands              000-30075                     98-0202823
         (State or other            (Commission                (IRS Employer
         jurisdiction of            File Number)               Identification #)
         incorporation)


                 Blaak 16, 3011 TA Rotterdam, The Netherlands
                   (Address of Principal Executive Office)


                               (31) 20 666 1701
             (Registrant's telephone number, including area code)



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
--------------------------------------------

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

99.1 Press release dated August 8, 2002, announcing the Registrant's intention to publish and distribute restated reaudited financial statements for the three years ended December 31, 2001, 2000 and 1999.

ITEM 9.  REGULATION FD DISCLOSURE.
----------------------------------

On August 8, 2002, CompleTel Europe N.V. (the "Company") issued a press release announcing its intention to publish restated annual financial statements prepared in accordance with generally accepted accounting principles in the United States, and audited by the Deloitte & Touche Accountants, the Company's new auditors, in accordance with generally accepted auditing standards in the United States. The press release is attached hereto as Exhibit 99.1.



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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                            COMPLETEL EUROPE N.V.


DATE: August 8, 2002                        By: /s/ John Hugo
                                                -------------------------------
                                                John Hugo
                                                Corporate Controller
                                                (Principal Accounting Officer)